UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 25, 2007

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51786	87-0722777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Northwest Boulevard, Suite 202

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 676-8321

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 25, 2007, NightHawk Radiology Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The Company is making reference to non-GAAP financial information in both the press release and on the conference call. A reconciliation of non-GAAP financial measures contained in the press release to the comparable GAAP financial measures is contained in the attached press release and a reconciliation of this and other non-GAAP financial information provided on the conference call is contained on the Company’s Investor Relations web page at www.nighthawkrad.net.

The information provided under Item 2.02 in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 25, 2007, the Company announced that Mr. Timothy M. Mayleben was appointed to the position of President of the Company, succeeding Dr. Paul Berger, effective July 25, 2007. Dr. Berger will continue to serve as the Chief Executive Officer of the Company and as Chairman of the Company’s Board of Directors.

In addition to his appointment as President, Mr. Mayleben will continue to serve as the Company’s Chief Operating Officer and as a member of the Company’s Board of Directors.

Mr. Mayleben, 46, has served as Executive Vice President and Chief Operating Officer of the Company since January 8, 2007. He has also served as a member of the Company’s Board of Directors since March 2005, including as a member of the Compensation Committee and as Chairman of the Audit Committee through January 8, 2007. From 2002 to 2004, Mr. Mayleben served as Chief Operating Officer of Esperion Therapeutics, a publicly traded biopharmaceutical company. From 1999 to 2003, he also served as Chief Financial Officer of Esperion. Mr. Mayleben received a B.B.A. from the University of Michigan and an M.B.A. with distinction from Northwestern University.

Mr. Mayleben will continue to receive his current annual base salary. He will continue to be subject to the current bonus terms as set forth in the Company’s 2007 Performance-Based Bonus Program and severance terms under his employment agreement.

Dr. Berger will continue to receive his current annual base salary and shall continue to be subject to the current bonus terms as set forth in the Company’s 2007 Performance-Based Bonus Program.

The Company announced the appointment of Mr. Mayleben as President as part of the press release referenced above, a copy of which is being filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated July 25, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2007

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

By:	/s/ Paul E. Cartee
Paul E. Cartee
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 25, 2007